C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 3 , 2 0 2 4 I N V E S T O R P R E S E N TAT I O N PRESENTATION February 20, 2025 In conjunction with moderate fitness activity, Celsius is clinically proven to accelerate metabolism and burn body fat

Forward-Looking Statements This presentation contains statements by Celsius Holdings, Inc. (“Celsius”, “we”, “us”, “our” or the “Company”) that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, our prospects, plans, business strategy and expected financial and operational results. You can identify these statements by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would”, ”could”, ”project”, ”plan”, “potential”, ”designed”, “seek”, “target”, variations of these terms, the negatives of such terms and similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. You should not rely on forward-looking statements because our actual results may differ materially from those indicated by forward- looking statements as a result of a number of important factors. These factors include, but are not limited to: changes to our commercial agreements with PepsiCo, Inc.; management’s plans and objectives for international expansion and global operations; general economic and business conditions; our business strategy for expanding our presence in our industry; our expectations of revenue; operating costs and profitability; our expectations regarding our strategy and investments; our ability to successfully integrate business that we may acquire, including our pending acquisition of Alani Nu; our ability to achieve the benefits that we expect to realize as a result of our acquisitions, including Alani Nu; the potential negative impact on our financial condition and results of operations if we fail to achieve the benefits that we expect to realize as a result of our business acquisitions, including Alani Nu; liabilities of the businesses that we acquire that are not known to us; our expectations regarding our business, including market opportunity, consumer demand and our competitive advantage; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the Company’s ability to comply with the rules and regulations of the Securities and Exchange Commission (the “SEC”); and those other risks and uncertainties discussed in the reports we have filed with the SEC, such as our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8- K. Forward-looking statements speak only as of the date the statements were made. We do not undertake any obligation to update forward- looking information, except to the extent required by applicable law. Use of Non-GAAP Measures Celsius defines Adjusted EBITDA as net income before net interest income, income tax expense (benefit), and depreciation and amortization expense, further adjusted by excluding stock-based compensation expense, foreign exchange gains or losses, distributor termination fees and legal settlement costs. Adjusted EBITDA Margin is the ratio between the Company’s Adjusted EBITDA and net revenue, expressed as a percentage. Adjusted diluted earnings per share is GAAP diluted earnings per share net of add backs and deductions for distributor termination, legal settlement costs, reorganization costs, acquisitions costs, and penalties. Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share are non-GAAP financial measures. Celsius uses Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share for operational and financial decision-making and believes these measures are useful in evaluating its performance because they eliminate certain items that management does not consider indicators of Celsius’ operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share may also be used by many of Celsius’ investors, securities analysts, and other interested parties in evaluating its operational and financial performance across reporting periods. Celsius believes that the presentation of Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share, provides useful information to investors by allowing an understanding of measures that it uses internally for operational decision-making, budgeting and assessing operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share are not recognized terms under GAAP and should not be considered as a substitute for net income or any other financial measure presented in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of Celsius’ results as reported under GAAP. Celsius strongly encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share as defined by Celsius, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare Celsius’ use of these non-GAAP financial measures with those used by other companies. No Offer or Solicitation This presentation shall not constitute or form part of an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable, but we have not independently verified the accuracy of this information. Any industry forecasts are based on data (including third-party data), models and experience of various professionals and are based on various assumptions, all of which are subject to change without notice. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Forward-Looking Statements.” These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Preliminary Estimated Unaudited Financial Information This presentation contains certain preliminary estimated unaudited financial information for Alani Nu for the year ended December 31, 2024. This information is preliminary in nature based only upon information available at this time. Final results for Alani Nu remain subject to the completion of its closing procedures, final adjustments and developments that may arise between now and the time the financial results are finalized. You must exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not provided. We cannot assure you that these preliminary estimated results will not differ materially from the information reflected in Alani Nu’s final financial statements for the year ended December 31, 2024. These preliminary estimates should not be viewed as substitutes for Alani Nu’s audited consolidated financial statements prepared in accordance with GAAP. In addition, they are not necessarily indicative of the results to be achieved in any future period. NON-GAAP MEASURES 2

THE WORLD’S MOST ON A MISSION TO INSPIRE PEOPLE TO LIVE FIT WITH THE ENERGY TO ACHIEVE THEIR GOALS 3

AT A GLANCE PRODUCT LINES: CORE | VIBE | ESSENTIALS ON THE GO POWDERS | HYDRATION GROWTH BRAND IN RTD ENERGY1 RETAIL SALES IN THE U.S.1 FY 2024 FINANCIAL HIGHLIGHTSA CATEGORY GROWTH LEADER • Revenue: $1.36B • Gross Margin: 50.2% • Net Income: $145M • Adjusted EBITDA: $256M • Adjusted EBITDA Margin: 18.9% • Celsius contributed 30.3%1 of all energy drink category growth YoY in 2024 • #3 energy drink brand in the U.S.1 with total U.S. share of 11.8% in tracked channels in 2024 • 98.7% ACV1; Sold in over 241,000 outlets across the United States NOTES: 1 Circana TOTAL U.S. MULO+ W/C Full Year 2024 RTD Energy Ended 12.29.24 LIQUID REFRESHMENT BEVERAGE (LRB) BRAND IN THE U.S.1 PREMIUM BRAND | FUNCTIONAL INGREDIENTS | ZERO SUGAR 4

CELSIUS
LIVE FIT
KIWI STRAWBERRY
CELSIUS
LIVE FIT
SPARKLING
KIWI STRAWBERRY
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0 SUGAR
12 FL OZ (355mL)

FULL YEAR 2024
KEY MESSAGES

01 Reported 2024 revenue of $1.36 billion, reflecting consumers' continued preference for our zero-sugar, healthier functional products

02 Delivered strong 22% volume growth year-over-year despite a challenged 2024 CPG and energy drink category[1]

03 Contributed 30% of all energy drink category growth in 2024, continuing to bring in new consumers and increasing consumption[1]

04 Continued strong innovation & portfolio expansion, with launch of CELSIUS ESSENTIALS™ and CELSIUS HYDRATION™

05 Acquired Big Beverages, supporting innovation, R&D, supply chain control; expected near and medium-term financial benefits

06 International expansion continued with entrance into 6 countries, including Canada, U.K., Ireland, Australia, New Zealand and France

NOTES:
1. Circana, US MULO+ W/C, RTD Energy Full Year 2024 ended 12/29/24

5

SUMMARY FINANCIALS (Millions except for percentages & EPS) 4Q 2024 4Q 2023 Change FY 2024 FY 2023 Change REVENUE $332.2 $347.4 (4)% $1,355.6 $1,318.0 3% N. AMERICA $311.9 $332.8 (6)% $1,280.9 $1,263.3 1% INTERNATIONAL $20.3 $14.6 39% $74.7 $54.7 37% GROSS MARGIN 50.2% 47.8% +240 BPS 50.2% 48.0% +220 BPS NET INCOME $(18.9) $50.1 (138)% $145.1 $226.8 (36)% NET INCOME ATT. TO COMMON SHAREHOLDERS $(25.8) $39.1 (166)% $107.5 $182.0 (41)% DILUTED EPS $(0.11) $0.17 (165)% $0.45 $0.77 (42)% ADJUSTED DILUTED EPS $0.14 $0.17 (18)% $0.70 $0.78 (10)% ADJUSTED EBITDA $62.9 $65.2 (4)% $255.7 $295.6 (13)% FINANCIAL HIGHLIGHTS 6

THE ENERGY DRINK CATEGORY $0.14 $0.41 $1.01 $2.21 $2.70 2020 2021 2022 2023 2024 4.3% 9.9% 24.8% 32.2% 30.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2020 2021 2022 2023 2024 CELSIUS RETAIL SALES ACROSS TRACKED CHANNELS1 (MULO+ W/C | BILLIONS) CELSIUS CONTRIBUTION TO CATEGORY GROWTH BY YEAR2 (MULO+ W/C) NOTES: 1. Circana US MULO+ W/C, RTD Energy full years 2019-2024, ended 12/29/24 2. Circana US MULO+ W/C, RTD Energy full years 2019-2024, ended 12/29/24 7

CONSOLIDATED REVENUE

REVENUE (IN MILLIONS)



$450.0M
$400.0M
$350.0M
$300.0M
$250.0M
$200.0M
$150.0M
$100.0M
$50.0M
$0.0M
Qtr1
Qtr2
Qtr3
Qtr4
2020
2021
2022
2023
2024
North America
INTL.
Total

QUARTERLY REVENUE LAST 5 QUARTERS (MILLIONS)



$347.4
+95% YoY
$355.7
+37% YoY
$402.0
+23% YoY
$265.7
-31% YoY
$332.2
-4% YoY
4Q 23
1Q 24
2Q 24
3Q 24
4Q 24

8

SALES $1 86 .9 M $2 09 .3 M $2 12 .4 M $2 20 .8 M $2 33 .5 M $2 18 .0 M $2 16 .8 M $2 13 .1 M $2 11 .6 M $2 08 .9 M $2 00 .7 M $1 87 .6 M $1 82 .2 M $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 1/ 28 /2 02 4 2/ 25 /2 02 4 3/ 24 /2 02 4 4/ 21 /2 02 4 5/ 19 /2 02 4 6/ 16 /2 02 4 7/ 14 /2 02 4 8/ 11 /2 02 4 9/ 8/ 20 24 10 /6 /2 02 4 11 /3 /2 02 4 12 /1 /2 02 4 12 /2 9/ 20 24 BRAND* 2024 SHARE2 2024 $ CHG v YA2 1 36.6 $408.7M 2 27.7 ($22.5M) 3 11.8 $489.3M 4 3.6 $323.6M 5 3.4 $155.9M 6 3.0 ($71.4M) 7 3.0 $91.6M 8 2.8 $25.0M 9 2.2 $15.7M 10 1.6 ($58.0M) *Representative set of brands, not intended to be exhaustive. All logos and names displayed on this page are the property of their respective owners. Their use here is for identification and referential purposes only. Any use of these logos and names does not imply endorsement or affiliation with this presentation. CELSIUS MULO+ W/C RETAIL DOLLAR SALES LAST 13 PERIODS1 NOTES 1. Circana Total US MULO+ W/C, RTD Energy, L13P ended 12/29/24 2. Circana Total US MULO+ W/C, RTD Energy, 2024 YTD ended 12/29/24 9

W/C DOLLAR SHARE NOTES: 1. Circana Total US MULO+ W/C dollar share of RTD Energy by quarter ended 12/29/24 4.6 5.1 5.4 6.2 8.2 9.7 11.2 11.4 12.3 12.3 11.7 10.9 31.3 30.5 30.4 30.8 30.3 29.3 28.7 28.6 28.0 27.7 27.4 27.6 38.1 38.6 38.6 39.1 37.1 36.8 36.0 36.4 35.8 36.4 36.5 37.5 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 TOP 3 BRAND $ SHARE OF MULO+ W/C BY QUARTER 2022-PRESENT CELSIUS RTD ENERGY MONSTER RTD ENERGY RED BULL RTD ENERGY 10

SALES $14.6 $16.2 $19.6 $18.6 $20.3 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 NOTES: International revenue excludes N. America (U.S. and Canada) INTERNATIONAL REVENUE LAST 5 QUARTERS (IN MILLIONS) 11

0 50 100 150 200 250 GROSS PROFIT DOLLARS ADJ EBITDA DOLLARS 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 PROFIT GROSS PROFIT AND ADJUSTED EBITDA ($ IN MILLIONS) PERCENTAGES REPRESENT QUARTERLY PERCENTAGE OF REVENUE 24.7% 47.8% 18.8% 52.0% 46.0% 1.7% 25.0% 51.2% 50.2% 18.9% Q3 reflects adverse impact of pronounced inventory optimization by our largest distributor 12

ZERO SUGAR INNOVATION EXPANDED INTO THE HYDRATION CATEGORY LAUNCHED SIX NEW FLAVORS ACROSS PRODUCT LINES EXPANDED DISTRIBUTION OF TWO PREVIOUS LEAD-LAUNCH FLAVORS INTRODUCED NEW MULTI-PACK VARIETIES RECENT PRODUCT INNOVATION 13

STRATEGY PEOPLE PLACES OFTEN ATTRACTING NEW CONSUMERS INTO THE ENERGY CATEGORY EXPANDING PRODUCT AVAILABILITY INCREASING CONSUMPTION FREQUENCY U N D E R P I N N E D BY O P E R AT I O N A L E XC E L L E N C E 14

CELSIUS CREATING A LEADING BETTER-FOR-YOU, FUNCTIONAL LIFESTYLE PLATFORM 15

OVERVIEW — Celsius Holdings, Inc. (“Celsius”) has agreed to acquire Alani Nutrition LLC (“Alani Nu”) from co-founders, Katy and Haydn Schneider, and Congo Brands’ co- founders, Max Clemons and Trey Steiger, for $1.8 billion with a mix of cash and stock, including a potential $25 million earn-out based on 2025 performance - Approximately $150 million net present value of tax benefits for a net purchase price of $1.65 billion - Represents attractive valuation of less than 3x Alani Nu 2024A Revenue of $595 million and approximately 12x fully synergized Alani Nu 2024A Adjusted EBITDA of $137 million1 — Alani Nu will operate within Celsius and key members of the Congo Brands leadership team have agreed to continue as advisors to Celsius with stock consideration and an earn-out to align incentives and ensure continued business momentum — The purchase price consideration is comprised of $1,275 million of cash and a $25 million earn-out and $500 million (or approximately 22.5 million shares) of newly issued restricted shares of Celsius Holdings common stock, representing approximately 8.7% pro-forma ownership - Cash consideration consists of fully committed debt financing of $900 million and approximately $375 million of cash on hand - Stock consideration will be subject to a lock-up agreement which will be released over a two-year period, aligning long-term interests to drive future growth and value creation — A transition services agreement and consulting agreements retain key brand leadership to support the integration process — Addition of Alani Nu expected to drive topline scale and continued growth — Expected to be accretive to Cash EPS in the first full year of ownership — Liquidity position expected to remain robust with pro-forma net leverage of ~1.0x2 and ample cash on balance sheet — Significant cash flow generation profile — Transaction expected to close in the second quarter of 2025, subject to customary closing conditions including regulatory approval SOURCE: Company Information NOTE: Represents preliminary, unaudited 2024 Alani financials; Please see “Use of Non-GAAP Measures” and reconciliations of these non-GAAP measures to the most directly comparable GAAP measures, both of which can be found in the appendix 1. Based on 2024A Alani Nu Adjusted EBITDA including estimated run-rate cost synergies of $50 million to be achieved over 2-years post-close (excluding cost to achieve) and purchase price net of ~$150 million tax benefit step-up (net present value) 2. Based on 2024A combined company Pro-Forma Adjusted EBITDA including estimated run-rate cost synergies of $50 million (excluding cost to achieve). Excludes transaction fees & expenses 16

OVERVIEW OF ALANI NU

GROWING, PROFITABLE HEALTH & WELLNESS LIFESTYLE BRAND WITH DIVERSE FUNCTIONAL PORTFOLIO & LOYAL FEMALE FOLLOWING

GROWTH AT SCALE	HIGHLY PROFITABLE MODEL WITH SYNERGY UPSIDE	UNIQUE CONSUMER BASE INCREMENTAL TO CATEGORY	HEALTH & WELLNESS, FUNCTIONAL LIFESTYLE PLATFORM
-	-	-	-
$595mm 2024A Net Sales growing at ~50% CAGR from 2022-24A	$137mm 2024A fully synergized EBITDA[1] (23% margin)	Approachable brand with 92% female social media followers[2] and driving 49% repeat buyers[3]	Multi-category functional portfolio powered by innovation

ENERGY

Energy-led portfolio driving 80%+ of sales



PRE-WORKOUT



STICK PACKS



SHAKES



SNACKS & OTHER



SOURCE: Company Information

NOTE: Represents preliminary, unaudited 2024 Alani financials; Please see "Use of Non-GAAP Measures" and reconciliations of these non-GAAP measures to the most directly comparable GAAP measures, both of which can be found in the appendix

1. Based on 2024A Alani Nu Adjusted EBITDA including estimated run-rate cost synergies of $50 million to be achieved over 2-years post-close (excluding cost to achieve)
2. Company Information; Instagram insights
3. Company Information; Represents LTM period as of August 2024

17

STRATEGIC RATIONALE CREATES A LEADING BETTER-FOR-YOU, FUNCTIONAL LIFESTYLE PLATFORM AT THE INTERSECTION OF CONSUMER MEGATRENDS COMBINES TWO GROWING, SCALED ENERGY BRANDS WITH CLEAR CATEGORY TAILWINDS COMPLEMENTARY BRAND POSITIONING AND ATTRACTIVE CONSUMER DEMOGRAPHICS, EXPECTED TO DRIVE INCREMENTAL CATEGORY GROWTH LEVERAGES COMBINED STRENGTHS AND CAPABILITIES TO DRIVE THE NEXT PHASE OF GROWTH ENHANCES TOPLINE GROWTH ALGORITHM AND EXPECTED TO BE CASH EPS ACCRETIVE IN YEAR ONE WITH MEANINGFUL SYNERGY OPPORTUNITY 18

AT THE INTERSECTION OF CONSUMER MEGATRENDS SOURCE: Company information, Circana NOTE: Represents preliminary, unaudited 2024 Alani financials 1. Represents 2024A combined company Pro-Forma sales 2. Combined company Pro-Forma category share based on Circana, MULO+ W/C RTD Energy LTM as of February 2025 3. Based on Top 10 players in Circana, MULO+ W/C RTD Energy 2024; Represents combined company Pro-Forma 2024 sales growth rate Attractive Consumer Demographics Driving Incremental Category Growth Over-Indexed to Younger, Affluent And Female Consumers ~$2bn Sales Platform1 16% Category Share2 Differentiated Portfolio in the Attractive Energy Category Fastest Growing Portfolio of Scale3 19

WITH CLEAR CATEGORY TAILWINDS $489 $409 $324 $156 $92 $25 $16 ($22) ($71) DRIVING TRANSFORMATION OF US RTD ENERGY DRINK CATEGORY TRACKED RETAIL SALES 2024 YOY DOLLAR GROWTH1 LONG-TERM TAILWINDS IN ENERGY $90bn 2024 Global Energy Drink Category3 10% 2024-29 Global Energy Drink Category CAGR3 Increasing Category Adoption and Incrementality 37% US Household Penetration with Significant Upside4 39% 51% SUGAR-FREE Share of RTD Energy5 ~1,220+ BPS share gain 2020 2024 SOURCE: Circana, Euromonitor, Company information NOTE: Excludes brands with less than $500mm in tracked retail sales in 2024 based on Circana data; Third-party brand names, logos, and trademarks appearing in this presentation are the property of their respective owners. Their use is for informational and comparative purposes only and does not imply endorsement, affiliation, or sponsorship by or with Celsius Holdings, Inc. 1. Combined company Pro-Forma 2024 sales based on Circana, MULO+ W/C RTD Energy 2. Combined company Pro-Forma category share based on Circana, MULO+ W/C RTD Energy LTM as of February 2025 3. Euromonitor as of February 2025, Global Energy Drink Category 4. 2024 Household penetration for the RTD Energy category based on Circana MULOC syndicated panel data LTM as of January 2025 5. Based on Circana US MULOC RTD Energy DRIVING 50% OF TOTAL ENERGY DRINK CATEGORY GROWTH1 16% PRO-FORMA CATEGORY POSITION WITH FURTHER UPSIDE2 SCALED PLATFORM TO CONTINUE TO DISRUPT CATEGORY 2024 YoY Growth (%) 2024 YoY Growth ($ in millions) 64%5%22% 25% 16% 4% 3% (9%)(0%) 2024 Tracked Retail Sales ($ in billions) $0.8$8.4$2.7 $0.8 $0.7 $0.6 $0.5 $0.7$6.3 20

EXPECTED TO DRIVE INCREMENTAL CATEGORY GROWTH TARGET AUDIENCE Gender-neutral, performance-driven with broad appeal to fitness enthusiasts and beyond Female-focused, lifestyle-oriented for consumers seeking a fun, approachable brand Functionality for athletes and fitness-focused individuals Centered around community, empowerment and wellness for young women Diverse portfolio of fruit-forward, refreshing flavors Bright, playful flavors BRAND POSITIONING FLAVOR INNOVATION Sleek, minimalist design with broad consumer appeal Vibrant, pastel color palette and feminine design AESTHETIC TARGET AUDIENCE BRAND POSITIONING FLAVOR INNOVATION AESTHETIC 21

CONTINUE DISTRIBUTION GAINS AND REACH NEW CHANNELS DRIVE INNOVATION & BRAND AWARENESS ACCESS CONSUMERS IN GROWING ADJACENCIES POISED FOR FURTHER GLOBAL EXPANSION TO DRIVE THE NEXT PHASE OF GROWTH POISED TO DRIVE CONTINUED INNOVATION AND GROWTH 22

IN YEAR ONE WITH MEANINGFUL SYNERGY OPPORTUNITY $1.4 $2.0 $256 $393 INCREASED TOPLINE SCALE (2024A NET SALES, $ IN BILLIONS) STRONG PRO-FORMA PROFITABILITY (2024A ADJ. EBITDA, $ IN MILLIONS) $50mm Clearly Identified Cost Synergies with Additional Upside1 Expected to be Cash EPS Accretive In Year One Anticipated Acceleration of Topline Growth Significant Cash Flow Generation Profile 19% 20%1 Adj. EBITDA Margin (%): SOURCE: Company information NOTE: Represents preliminary, unaudited 2024 Alani financials; Please see “Use of Non-GAAP Measures” and reconciliations of these non-GAAP measures to the most directly comparable GAAP measures, both of which can be found in the appendix 1. Based on 2024A combined company Pro-Forma Adjusted EBITDA including estimated run-rate cost synergies of $50 million to be achieved over 2-years post-close (excluding cost to achieve) + + 23

DISCIPLINED APPROACH TO CAPITAL ALLOCATION

M&A STRATEGY	Targeted and strategic approach to M&A with complementary acquisition in core energy category while remaining disciplined on valuation **REPRESENTS ATTRACTIVE VALUATION OF LESS THAN 3x 2024A ALANI NU REVENUE AND APPROXIMATELY 12x FULLY SYNERGIZED 2024A ALANI NU ADJUSTED EBITDA[1]**
SHAREHOLDER ALIGNMENT	Leadership continuity with TSA in place at closing to help facilitate seamless integration, alignment of long-term interests and continued business momentum **~8.7 PRO-FORMA OWNERSHIP SUBJECT TO A LOCK-UP AGREEMENT**
FINANCIAL IMPACT	Expected to be accretive to Cash EPS in the first full year with enhanced scale and growth algorithm alongside meaningful cost synergies **CASH EPS ACCRETIVE IN YEAR 1**
BALANCE SHEET STRENGTH	Modest pro-forma net leverage with significant cash on balance sheet and strong cash flow generation to preserve optionality and drive continued growth investment **~1.0X PF NET LEVERAGE WITH ~$500mm PF CASH ON BALANCE SHEET[2] WITH STRONG CASH FLOW GENERATION TO SUPPORT DELEVERAGING**

SOURCE: Company information

NOTE: Represents preliminary, unaudited 2024 Alani financials; Please see "Use of Non-GAAP Measures" and reconciliations of these non-GAAP measures to the most directly comparable GAAP measures, both of which can be found in the appendix

1. Based on 2024A Alani Nu Adjusted EBITDA including estimated run-rate cost synergies of $50 million to be achieved over 2-years post-close (excluding cost to achieve) and purchase price net of ~$150 million tax benefit step-up (net present value)
2. Based on 2024A combined company Pro-Forma Adjusted EBITDA including estimated run-rate cost synergies of $50 million (excluding cost to achieve). Excludes transaction fees & expenses

24

APPENDIX 25

FINANCIAL INFORMATION The following table presents summary historical and unaudited pro forma condensed consolidated financial data for Celsius and Alani Nu, which are based on (i) Celsius’ unaudited financial statements for the year ended December 31, 2024, and (ii) Alani Nu’s preliminary estimated unaudited financial statements for the year ended December 31, 2024. This pro forma financial information reflects Celsius’ pending acquisition of Alani Nu as if the transaction (the “Transaction”) had occurred on January 1, 2024. This pro forma financial information does not reflect the completion of the Transaction or Celsius’ capital structure following the completion of the Transaction and are not indicative of results that would have been reported had the Transaction occurred as of January 1, 2024. This information is only a summary and should be read in conjunction with the information included in the section entitled “Forward-Looking Statements” and Celsius historical financial information included in its earnings press release for the quarter and year ended December 31, 2024, and in Celsius’ filings with the Securities and Exchange Commission. The summary historical and unaudited pro forma condensed consolidated financial information that follows is presented for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the Transaction been completed as of January 1, 2024, and should not be taken as representative of Celsius’ future consolidated results of operations or financial position had the Transaction occurred as of such date. In connection with the summary unaudited pro forma condensed consolidated financial information, Celsius allocated the preliminary purchase price for the Transaction to the acquired assets and liabilities based upon their estimated fair value. These estimates are based on financial information available at the time of the preparation of this presentation. Based on the timing of the closing of the Transaction and other factors, Celsius cannot assure you that the actual adjustments will not differ materially from the pro forma adjustments reflected in the summary unaudited pro forma combined financial information. It is expected that, following the consummation of the Transaction, we will incur non-recurring expenses associated with the Transaction and integration of the operations of Alani Nu. These expenses and integration costs are not reflected in this summary unaudited pro forma condensed consolidated financial information. 26

CELSIUS NON-GAAP **EBITDA SCHEDULE**

(Figures in thousands)	Three months ended December 31,		Twelve months ended December 31,	
	2024	2023	2024	2023
Net (loss) income (GAAP measure)	**$ (18,876)**	**$ 50,116**	**$ 145,074**	**$ 226,801**
Add back/(Deduct):				
Net interest income	(7,864)	(8,862)	(39,263)	(26,629)
Provision for income taxes	8,659	17,669	49,976	64,948
Depreciation and amortization expense	2,385	1,105	7,274	3,226
Non-GAAP EBITDA	**(15,696)**	**60,028**	**163,061**	**268,346**
Stock-based compensation[1]	5,905	5,005	19,591	21,226
Foreign exchange	1,378	20	1,734	1,246
Distributor Termination[2]	—	126	—	(3,115)
Legal Settlement Costs[3]	54,005	—	54,005	7,900
Reorganization Costs[4]	5,965	—	5,965	—
Acquisition Costs[5]	2,008	—	2,008	—
Penalties[6]	9,350	—	9,350	—
Non-GAAP Adjusted EBITDA	**$ 62,915**	**$ 65,179**	**$ 255,714**	**$ 295,603**
Non-GAAP Adjusted EBITDA Margin	**18.9 %**	**18.8 %**	**18.9 %**	**22.4 %**

1 Selling, general and administrative expenses related to employee non-cash stock-based compensation expense. Stock-based compensation expense consists of non-cash charges for the estimated fair value of unvested restricted share unit and stock option awards granted to employees and directors. The Company believes that the exclusion provides a more accurate comparison of operating results and is useful to investors to understand the impact that stock-based compensation expense has on its operating results.

2 Distributor termination represents reversals of accrued termination payments. The unused funds designated for termination expense payments to legacy distributors were reimbursed to Pepsi for the quarter ended June 30, 2023.

3 2024 accrued expense for estimated liability in connection with an ongoing litigation during the quarter ended December 31, 2024. 2024 accrued expense for SEC settlement during the quarter ended December 31, 2024. 2023 legal class action settlement pertained to the McCallion vs Celsius Holdings class action lawsuit, which the company settled during the quarter ended June 30, 2023.

4 Reorganization costs represent international re-alignment costs incurred during the quarter ended December 31, 2024.

5 Acquisition costs include fees for Professional services received during the fourth quarter ended December 31, 2024 related to a business acquisition.

6 Accrued expense in the quarter ended December 31, 2024 related to contractual co-packer obligations.

The company reports financial results in accordance with generally accepted accounting principles in the United States ("GAAP"), but management believes that disclosure of Adjusted EBITDA and Adjusted EBITDA Margin, non-GAAP financial measures that management uses to assess our performance, may provide users with additional insights into operating performance. See "Use of Non-GAAP Measures" above.

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NON-GAAP PRO-FORMA EBITDA SCHEDULE

(Figures in thousands)	Celsius	Alani	Combined
	Twelve months ended 12/31/2024		
Net Income (GAAP Measure) with buy-side adj	**$ 145,074**	**$ 68,091**	**$ 213,165**
Add back / (Deduct):			
Net interest (income) expense	(39,263)	4,867	(34,396)
Provision for income taxes	49,976	1,659	51,635
Depreciation and amortization expense	7,274	5,559	12,833
Non-GAAP EBITDA	**163,061**	**80,176**	**243,237**
Stock-based compensation[1]	19,591	-	19,591
Foreign Exchange	1,734	-	1,734
Distributor termination[2]	-	2,911	2,911
Legal Settlements Costs[3]	54,005	2,960	56,966
Reorganization cost[4]	5,965	-	5,965
Acquisition Costs[5]	2,008	-	2,008
Penalties[6]	9,350	-	9,350
Other nonrecurring costs	-	926	926
Non-GAAP Adjusted EBITDA	**255,714**	**86,973**	**342,687**
Pro Forma Net Synergies	50,000		50,000
Pro Forma Adjusted EBITDA	**$ 305,714**	**$ 86,973**	**$ 392,687**

[1] Selling, general and administrative expenses related to employee non-cash stock-based compensation expense. Stock-based compensation expense consists of non-cash charges for the estimated fair value of unvested restricted share unit and stock option awards granted to employees and directors. The Company believes that the exclusion provides a more accurate comparison of operating results and is useful to investors to understand the impact that stock-based compensation expense has on its operating results.

[2] Distributor termination represents reversals of accrued termination payments. The unused funds designated for termination expense payments to legacy distributors were reimbursed to Pepsi for the quarter ended June 30, 2023.

[3] 2024 accrued expense for estimated liability in connection with an ongoing litigation during the quarter ended December 31, 2024. 2024 accrued expense for SEC settlement during the quarter ended December 31, 2024. 2023 legal class action settlement pertained to the McCallion vs Celsius Holdings class action lawsuit, which the company settled during the quarter ended June 30, 2023.

[4] Reorganization costs represent international re-alignment costs incurred during the quarter ended December 31, 2024.

[5] Acquisition costs include fees for Professional services received during the fourth quarter ended December 31, 2024 related to a business acquisition.

[6] Accrued expense in the quarter ended December 31, 2024 related to contractual co-packer obligations.

The company reports financial results in accordance with generally accepted accounting principles in the United States ("GAAP"), but management believes that disclosure of Adjusted EBITDA, a non-GAAP financial measures that management uses to assess our performance, may provide users with additional insights into operating performance. See "Use of Non-GAAP Measures" above

28

CELSIUS NON-GAAP EPS SCHEDULE

Reconciliation of GAAP diluted Earnings per share to non-GAAP Adjusted diluted Earnings per share

	Three months ended December 31,		Twelve months ended December 31,	
	2024	**2023**	**2024**	**2023**
Diluted Earnings per share (GAAP measure)	**($0.11)**	**$0.17**	**$0.45**	**$0.77**
Add back/(Deduct)[7]:				
Distributor Termination[2]	—	—	—	($0.01)
Legal Settlement Costs[3]	$0.16	—	$0.16	$0.02
Reorganization Costs[4]	$0.05	—	$0.05	$—
Acquisition Costs[5]	$0.01	—	$0.01	$—
Penalties[6]	$0.03	—	$0.03	$—
Non-GAAP Diluted Earnings per share	**$0.14**	**$0.17**	**$0.70**	**$0.78**

The company reports financial results in accordance with generally accepted accounting principles in the United States ("GAAP"), but management believes that disclosure adjusted diluted earnings per share, a non-GAAP financial measure that management uses to assess our performance, may provide users with additional insights into operating performance. See "Use of Non-GAAP Measures" above.

[2] Distributor termination represents reversals of accrued termination payments. The unused funds designated for termination expense payments to legacy distributors were reimbursed to Pepsi for the quarter ended June 30, 2023.

[3] 2024 accrued expense for estimated liability in connection with an ongoing litigation during the quarter ended December 31, 2024. 2024 accrued expense for SEC settlement during the quarter ended December 31, 2024. 2023 legal class action settlement pertained to the McCallion vs Celsius Holdings class action lawsuit, which the company settled during the quarter ended June 30, 2023.

[4] Reorganization costs represent international re-alignment costs incurred during the quarter ended December 31, 2024.

[5] Acquisition costs include fees for Professional services received during the fourth quarter ended December 31, 2024 related to a business acquisition.

[6] Accrued expense in the quarter ended December 31, 2024 related to contractual co-packer obligations.

[7] Add backs and deductions are net of their respective impacts from tax and reallocation of earnings to participating securities.

29

VALUATION METRICS The company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure of Adjusted EBITDA, a non-GAAP financial measures that management uses to assess our performance, may provide users with additional insights into operating performance. See “Use of Non-GAAP Measures” above 12x fully synergized 2024A adjusted EBITDA 2024 Actual Alani Adjusted EBITDA1 86,973 Pro Forma Net Synergies2 50,000 Total Adjusted EBITDA 136,973 Net purchase price3 1,650,000 Adjusted EBITDA Multiple 12.0x 1 Represents preliminary, unaudited 2024 Alani financials 2 Estimated run-rate cost synergies to be achieved over two-years post close 3 Excludes ~$150 million net present value of tax benefits 4 Total principal debt outstanding less unrestricted cash 5 Based on 2024A Adjusted EBITDA including estimated run-rate synergies Purchase Price 1,625,000 Earnout 25,000 Including earnout 1,650,000 NPV of Tax 150,000 Total Purchase price 1,800,000 <3x 2024A Revenue Alani 2024 Revenue1 594,907 Net purchase price3 1,650,000 Revenue Multiple 2.8x Pro Forma net leverage Net debt4 384,810 2024 Adjusted EBITDA5 392,687 Pro-forma net leverage 1.0x New Debt 900,000 Unrestricted Cash 890,190 Cash used for Transaction 375,000 Net Cash 515,190 Net Debt 384,810 30